UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 16, 2006
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                               Camelot Corporation
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             (Exact name of registrant as specified in its charter)

          Colorado                       0-8299                 84-0681531
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)



     PMB 249, 6757 Arapaho, Suite 122, Dallas, Texas               75248
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (972) 612-1400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October16, 2006, the Board of Directors the ("Board") of Camelot Corporation (the "Company"), acting by written consent, appointed Allan S. Wolfe and Betty L. Wolfe as directors on the Board of Directors of the Company. These appointments filled vacancies existing on the Board.

     The bylaws of the Company required a minimum of three members on Board of Directors of the Company. Mr. Wolfe and Ms. Wolfe agreed to serve as directors of the Company for the limited purpose of filling the existing vacancies on the Board and adopting new bylaws that are more consistent with current Colorado law and modern corporate practices, including, without limitation, permitting the number of Directors of the Company to be set, from time-to-time, by the Board of Directors with no minimum. Mr. Wolfe and Ms. Wolfe agreed to serve as directors on the understanding that each intended to resign immediately following adoption of the new bylaws. On October 16, 2006, following the adoption of the new bylaws as described in Item 5.03 below, the Board, by unanimous consent, set the number of directors at one, effective immediately upon the resignations of Mr. Wolfe and Ms. Wolfe.

     Thereafter, Mr. Wolfe and Ms. Wolfe submitted their resignations to the Board, each to be effective immediately. Daniel Wettreich will continue to serve on the Board as the sole director of the Company.

     Mr. Wolfe previously served as a director of the Company from May 1993 through July 2005. Neither Mr. Wolfe nor Ms. Wolfe is a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 404(a) of Regulation S-K.


     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 16, 2006, the Board of Directors of the Company, by unanimous written consent, adopted the Amended and Restated Bylaws of the Company. Among other things, the Amended and Restated Bylaws permit the Board of Directors of the Company to set, from time to time, the required number of directors. Under the Company's previous bylaws, the Company was required to have a minimum of three directors.

     On October 16, 2006, the Board of Directors, by unanimous written consent, voted to set the number of directors of the Company at one, effective immediately upon the resignations of directors Allan S. Wolfe and Betty L. Wolfe. Mr. Wolfe and Ms. Wolfe subsequently submitted their resignations to the board on October 16, 2006, each to be effective immediately.

     Item 9.01    Financial Statements and Exhibits.

         (c)      Exhibits.

                  3(b)     Amended and Restated Bylaws of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CAMELOT CORPORATION



Date:  October 16, 2006                     By:     /s/  Daniel Wettreich
                                                  ------------------------------
                                                  Name:    Daniel Wettreich
                                                  Title:   President